STOCK PLEDGE AGREEMENT
                        (Miller Industries, Inc.)

     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into as of this 30th day of January, 1998 by and between MILLER INDUSTRIES, INC., a Tennessee corporation (the "Pledgor"), and NATIONSBANK OF TENNESSEE, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Agent (the "Agent") for each of the financial institutions (the "Lenders" and collectively with the Agent the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                       W I T N E S S E T H:


     WHEREAS, the Secured Parties have agreed to provide to the Pledgor and to Miller Industries Towing Equipment Inc. ("Miller Towing," and together with the Pledgor, the "Borrower") certain credit facilities, including a revolving credit facility with a letter of credit sublimit and a swing line sublimit, pursuant to the Credit Agreement dated as of January 30, 1998 among the Borrower, the Agent and the Lenders (as from time to time amended, revised, modified, supplemented, or amended and restated the "Credit Agreement"); and

     WHEREAS, as collateral security for the payment and performance of the Borrower's Obligations, the Pledgor is willing to pledge and grant to the Agent for the benefit of the Lenders a security interest in all of the issued and outstanding shares of capital stock, whether now in existence or hereafter issued, of each of its Domestic Subsidiaries, and 65% (or such lesser percentage as Pledgor shall own) of the issued and outstanding shares of capital stock or equivalent indicia of ownership under the law or practice of any foreign jurisdiction, whether now in existence or hereafter issued, of each of its Direct Foreign Subsidiaries, all of which are required to be subject to a Pledge Agreement pursuant to the Credit Agreement (the "Pledged Stock"), including without limitation the Pledged Stock in such Subsidiaries more particularly described on SCHEDULE I hereto (such Subsidiaries, together with all other Subsidiaries whose capital stock may be required to be subject to a Pledge Agreement from time to time, are hereinafter referred to collectively as the "Pledged Subsidiaries"); and

     WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Pledgor enters into this Agreement;

     NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents, to extend credit to the Borrower and to make loans and advances and issue letters of credit and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

     1.   PLEDGE OF STOCK; OTHER COLLATERAL.

     (a) As collateral security for the payment and performance by the Borrower of its now or hereafter existing Obligations (the "Secured Obligations"), the Pledgor hereby pledges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders a first priority lien and security interest in, the Pledged Stock and all of the following:

               (i) all cash, securities, dividends, rights and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than cash dividends permitted to be retained by the Pledgor under SECTION 9 hereof;

               (ii) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock; and

               (iii)     all proceeds of any of the foregoing.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this SECTION 1, other than cash dividends issued in respect of such Pledged Stock that are permitted to be retained by the Pledgor under SECTION 9 hereof, are herein collectively referred to as the "Collateral." All of the Pledged Stock described on SCHEDULE I in effect from time to time is currently owned by the Pledgor and represented by the stock certificates listed on SCHEDULE I hereto. Certificates evidencing all the Pledged Stock on the Closing Date, together with stock powers duly executed in blank by the Pledgor, have been delivered to the Agent.

     (b) The Pledgor agrees to deliver all the Collateral to the Agent at such location or locations as the Agent shall from time to time designate by written notice pursuant to SECTION 25 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Agent.

     (c) The Pledgor agrees to deliver all share certificates, documents, agreements, financing statements, amendments thereto, assignments or other writings as the Agent may reasonably request to carry out the terms of this Agreement or to protect or enforce the lien and security interest in the Collateral hereunder granted thereby to the Agent for the benefit of the Lenders and further agrees to do and cause to be done all things determined by the Agent to be reasonably necessary to perfect and keep in full force the Lien in the Collateral hereunder granted thereby in favor of the Agent for the benefit of the Lenders, including, but not limited to, the prompt payment of all reasonable out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the lien and security interest in the Collateral hereunder granted thereby in favor of the Agent for the benefit of the Lenders. The Pledgor agrees to make appropriate entries upon its books and records (including without limitation its stock record and transfer books) disclosing the Lien in the Collateral hereunder granted thereby to the Agent for the benefit of the Lenders hereunder.

     (d) All advances, charges, reasonable costs and reasonable expenses, including reasonable attorneys' fees, incurred or paid by the Agent or any Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement

thereof, shall become a part of the Secured Obligations and shall be paid to the Agent for the benefit of the Lenders by the Pledgor immediately upon demand therefor, with interest thereon until paid in full at the Default Rate for Base Rate Loans.

     2. STATUS OF PLEDGED STOCK. The Pledgor hereby represents and warrants to the Agent for the benefit of the Lenders that (i) all of the shares of Pledged Stock are validly issued and outstanding, fully paid and nonassessable and constitute all the authorized, issued and outstanding shares of common stock of each of the Pledged Subsidiaries which are Domestic Subsidiaries and 65% (or such lesser percentage as Pledgor owns, as indicated on SCHEDULE I) of the authorized, issued and outstanding shares of common stock of each of the Pledged Subsidiaries which are Direct Foreign Subsidiaries, (ii) the Pledgor is the registered and record and beneficial owner of such Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the Liens created under the Loan Documents and applicable restrictions imposed by federal and state securities law), (iii) the Pledgor has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer such Pledged Stock in the manner and form hereof, and (iv) the pledge, assignment and delivery of such Pledged Stock by the Pledgor to the Agent for the benefit of the Lenders pursuant to this Agreement creates, together with the delivery of the certificates evidencing such Pledged Stock, which delivery has heretofore been accomplished, a valid and perfected first priority security interest in such Pledged Stock in favor of the Agent for the benefit of the Lenders, securing the payment of the Secured Obligations. Except as permitted under SECTIONs 9.5 or 9.7 of the Credit Agreement, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned, nor any Lien created therein, without the Agent's prior written consent. The Pledgor covenants with the Agent for the benefit of the Lenders that it shall at all times cause the Pledged Stock to be represented by the certificates now and hereafter delivered to the Agent in accordance with SECTION 1 hereof and that it shall not cause, suffer or permit any of the Pledged Subsidiaries to issue any capital stock, or securities convertible into, or exercisable or exchangeable for, capital stock, at any time during the term of this Agreement other than to the Pledgor and subject to this Agreement pursuant to SECTION 23 hereof.

     3.   PRESERVATION AND PROTECTION OF COLLATERAL.

     (a) The Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, other than the obligation to deal with the Collateral while in its possession in the same manner as the Agent deals with similar securities or property held as collateral for loans.

     (b) The Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP and evidenced to the satisfaction of the Agent and provided further that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of the Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Agent at its option may pay or contest any of them (the Agent having the sole right to determine the legality or validity and the amount

necessary to discharge such taxes, charges, Liens or assessments).

     4.   DEFAULT.   Upon the occurrence and during the
continuance of any Event of Default, the Agent is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Agent may elect; and any such sale may be made either at public or private sale at the Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may reasonably deem fair; and the Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent per-missible by law and the Pledgor acknowledges that the Collateral is of a type customarily sold on a recognized market. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent. The Pledgor recognizes that the Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or
(iii) to limit the amount of Collateral sold to any Person or group. The Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to the Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify the Pledged Stock, even if such issuer would agree to register or otherwise qualify for public sale under the Securities Act or applicable state law. The Pledgor agrees that private sales made under the foregoing circumstances will not, for that reason, be deemed to have been made in a manner which is not commercially reasonable. The Pledgor hereby acknowledges that a ready market may not exist for the Pledged Stock since it is not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Lenders may exercise such other rights and remedies as may be available under the Loan Documents, at law or in equity.

     5. PROCEEDS OF SALE. The proceeds of the sale of any of the Collateral hereunder and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Agent in connection with any holding, sale, transfer or delivery of the Collateral, to the

payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Secured Obligations or any part thereof, all in such order and manner as is provided in SECTION 10.5 of the Credit Agreement and otherwise as the Agent may determine and as permitted by applicable law. The Agent shall, upon satisfaction in full of all such Secured Obligations, pay any balance to the Pledgor or otherwise as may be required by applicable law.

     6. PRESENTMENTS, DEMANDS AND NOTICES. The Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonper-formance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

     7. ATTORNEY-IN-FACT. The Pledgor hereby appoints the Agent as the Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment, principal payment or other distribu-tion payable or distributable in respect of, or otherwise constituting, the Collateral or any part thereof and to give full discharge for the same.

     8. WAIVER BY PLEDGOR. The Pledgor waives (to the extent permitted by applicable law) any right to require any Secured Party or any other obligee of the Secured Obligations to (a) proceed against any other Pledgor or any Person, including without limitation any Guarantor, (b) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense arising by reason of any disability or other defense of any other Pledgor or any other Person, including without limitation any Guarantor, or by reason of the cessation from any cause whatsoever of the liability of any other Pledgor or any other Person, including without limitation, any Guarantor. The Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to the Pledgor and the receipt thereof by the Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Agent shall thereafter be discharged from any liability or responsibility therefor.

     9.   DIVIDENDS AND VOTING RIGHTS.

     (a) All dividends and other distributions with respect to the Pledged Stock shall be subject to the pledge hereunder, except for cash dividends permitted to be made under the Credit Agreement, which may be retained by the Pledgor so long as no Event of Default shall have occurred and be continuing, and shall be retained by the Pledgor free from any Lien hereunder. Upon

the occurrence and during the continuance of any Event of Default, all such cash and other dividends shall be promptly delivered to the Agent if requested by the Agent (together, if the Agent shall request, with stock powers or instruments of assignment duly executed in blank affixed to any stock certificate or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Agent, to be applied to the Secured Obligations as they become due.

     (b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of the Pledgor shall not be changed and the Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

     (c) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of the Pledgor to receive and retain dividends upon the Collateral shall cease and shall thereupon be vested in the Agent for the benefit of the Lenders.

     (d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of the Pledgor to exercise the voting or consensual rights and powers which it is authorized to exercise with respect to the Collateral pursuant to subsection (b) above shall cease and the Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Agent or its nominee or agent for the benefit of the Lenders and exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end the Pledgor hereby appoints the Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to the Pledged Stock hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement as set forth in SECTION 22 hereof, and the Pledgor hereby agrees to provide such further proxies as the Agent may request; provided, however, that the Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

     10. POWER OF SALE. Until all of the Secured Obligations shall have irrevocably been paid in full, the power of sale and other rights, powers and remedies granted to the Agent for the benefit of the Lenders hereunder shall continue to exist and may be exercised by the Agent at any time and from time to time irrespective of the fact that any Secured Obligations or any part thereof may have become barred by any statute of limitations or that the liability of the Pledgor may have ceased.

     11. OTHER RIGHTS. The rights, powers and remedies given to the Agent for the benefit of the Lenders by this Agreement shall be in addition to all rights, powers and remedies given to any Lenders by virtue of any statute or rule of law. Any forbearance or failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of the Lenders

shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Lenders by an instrument in writing.

     12. ANTI-MARSHALLING PROVISIONS. The right is hereby given by the Pledgor to the Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred under such documents, nor release the Pledgor from personal liability for the Secured Obligations hereby secured. Notwithstanding the existence of any other security interest in the Collateral held by the Agent, for the benefit of the Secured Parties, the Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. The proceeds realized upon the exercise of the remedies provided herein shall be applied by the Agent, for the benefit of the Secured Parties, in the manner provided in SECTION
10.5 of the Credit Agreement. The Pledgor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

     13.  ABSOLUTE RIGHTS AND OBLIGATIONS.  All rights of the
Secured Parties, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Secured
     Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Agreement.

     14. DEFINITIONS. All terms used herein unless otherwise defined in the Credit Agreement shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in Georgia, and such definitions are hereby incorporated herein by reference and made a part hereof.

     15. ENTIRE AGREEMENT; WAIVERS. This Agreement, together with the Credit Agreement, the Guaranty Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings,

inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto. No waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     16. FURTHER ASSURANCES. The Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights, powers and remedies for the benefit of the Lenders hereunder. The Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Agent, on behalf of the Lenders, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other Person to any of such issuers or obligors. The Agent may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing to so perform and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interest therein.

     17. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that Pledgor shall not assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Secured Obligations.

     18.  SWAP AGREEMENTS.  All obligations of the Borrower under
Swap Agreements shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder.

     19. SEVERABILITY. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

     20. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     21. EXPENSES; INDEMNIFICATION. Upon demand, Pledgor will pay, to the Agent the amount of any and all expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Agent may incur in connection with the administration of this Pledge Agreement or any instrument relating hereto, the removal, custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, the exercise or enforcement of any of the rights of the Agent and the Secured Parties with respect to Collateral, the failure by Pledgor to perform or observe any of the provisions hereof or the advancement of any funds in connection with actions taken pursuant to this Agreement. Without limitation of SECTION 12.9 of the Credit Agreement or any other indemnification provision in any Loan Document, the Pledgor hereby covenants and agrees to pay, indemnify, and hold the Secured Parties harmless from and against any and all out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which the Pledgor has incurred any Obligation (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Pledgor shall have no obligation hereunder with respect to indemnified liabilities resulting from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this subsection shall survive repayment of all Secured Obligations and termination or expiration of this Agreement.

     22. TERMINATION. This Agreement and all obligations of the Pledgor hereunder shall terminate on irrevocable payment in full of the Secured Obligations, at which time the Liens and rights granted to the Agent for the benefit of the Lenders hereunder shall automatically terminate and no longer be in effect, and the Collateral shall automatically be released from the Liens created hereby. Upon such termination of this Agreement, the Agent shall, at the sole expense of the Pledgor, deliver to the Pledgor the certificates evidencing the Pledged Stock (and any other property received as a dividend or distribution or otherwise in respect of the Pledged Stock then in its custody), together with any cash then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be necessary to effect the same and as shall be reasonably acceptable to the Agent.

     23. ADDITIONAL SHARES. If the Pledgor shall acquire or hold (a) any additional shares of capital stock of any Pledged Subsidiary or (b) any shares of capital stock of any Subsidiary not listed on SCHEDULE I hereto which are required to be subject to a Pledge Agreement pursuant to the terms of ARTICLE IV or any other provision of the Credit Agreement (any such shares described in clauses (a) or (b) above being referred to herein as the "Additional Shares"), the Pledgor shall deliver to the Agent for the benefit of the Lenders (i) a revised SCHEDULE I hereto reflecting the ownership and pledge of such Additional Shares and
(ii) a Stock Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Shares duly completed and

signed by the Pledgor. The Pledgor shall comply with the requirements of this SECTION 23 concurrently with the acquisition of any such Additional Shares in the case of shares described in clause (a) above, and within the time period specified in ARTICLE IV or elsewhere in the Credit Agreement with respect to shares described in clause (b) above.

     24. REMEDIES CUMULATIVE. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Agent provided by law or under the Credit Agreement, the other Loan Documents, or other applicable agreements or instruments. The making of the Loans to the Borrower pursuant to the Credit Agreement, and the issuing of Letters of Credit for the benefit of the Borrower, shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Pledgor's grant of the Lien on the Collateral hereunder.

     25. NOTICES. Any notice required or permitted hereunder shall be given, (a) with respect to the Pledgor, at its address indicated in SECTION 12.2 of the Credit Agreement and (b) with respect to the Agent or a Lender, at the Agent's address indicated in SECTION 12.2 of the Credit Agreement. All such notices shall be given and shall be effective as provided in
SECTION  12.2 of the Credit Agreement.

     26.  GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.

          (a)  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
     IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA
     APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED,
     IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY
     OUTSIDE SUCH STATE.

          (b) THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF HAMILTON, STATE OF TENNESSEE, UNITED STATES OF AMERICA OR THE COUNTY OF MECKLENBURG, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE PLEDGOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c) THE PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE PLEDGOR PROVIDED IN SECTION
     12.2 OF THE CREDIT AGREEMENT, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT.

          (d) NOTHING CONTAINED IN SUBSECTIONS (a) or (b) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING
     ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE PLEDGOR OR ANY OF THE PLEDGOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE PLEDGOR AND THE AGENT ON BEHALF OF THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.




     IN WITNESS WHEREOF, the parties have duly executed this Stock Pledge Agreement on the day and year first written above.

                              PLEDGOR:

                              MILLER INDUSTRIES, INC.


                              By: /s/ Jeffrey I. Badgley
                              Name: Jeffrey I. Badgley
                              Title: President





                              AGENT:

                              NATIONSBANK OF TENNESSEE, NATIONAL
                              ASSOCIATION, as Agent for the
                              Lenders


                              By: /s/ Gregory E. Merriman
                              Name: Gregory E. Merriman
                              Title: Officer, Commercial Banking




                                    STOCK PLEDGE AGREEMENT


                                     SIGNATURE PAGE 1 OF 1

                            SCHEDULE I

         Name of Issuer        Pledgor/       Class of      Total       Par        Number         Number of     Certificate
                               Owner(s)        Stock       Number      Value      of Shares         Shares        No(s).
                                              Pledged     of Shares     Per       Issued and       Pledged
                                                         Authorized    Share     Outstanding
       ---------------------------------------------------------------------------------------------------------------------
       A-2 Wrecker          Miller           Common          100       $1.00         100             100             2
       Service, Inc.        Industries,
                            Inc.

       A-Excellence         Miller           Common         1,000      $0.01         100             100             1
       Towing Co.           Industries,
                            Inc.
       All American         Miller           Common         4,000      None          100             100             2
       Towing Services,     Industries,
       Inc.                 Inc.

       Allied Towing and    Miller           Common          500       $1.00         500             500             2
       Recovery, Inc.       Industries,
                            Inc.
       APACO, Inc.          Miller           Common         1,000      $0.01         100             100             1
                            Industries,
                            Inc.

       Apple Towing Co.,    Miller           Common         1,000      $0.01         100             100             1
       Inc.                 Industries,
                            Inc.

       A to Z               Miller           Common        50,000      None        13,100           13,100           2
       Enterprises, Inc.    Industries,
                            Inc.
       B&B Associated       Miller           Common         1,000      $0.01         100             100             1
       Industries, Inc.     Industries,
                            Inc.

       Bear                 Miller           Common         1,000      $0.01         100             100             1
       Transportation,      Industries,
       Inc.                 Inc.
       Bert's Towing        Miller           Common         1,000      None          100             100             4
       Recovery             Industries,
       Corporation          Inc.

       Bob Bolin            Miller           Common        30,000      $1.00       20,000           20,000           6
       Services, Inc.       Industries,
                            Inc.

       Boulevard &          Miller           Common        10,000      $1.00        1,000           1,000            2
       Trumbull Towing,     Industries,
       Inc.                 Inc.
       Brewer's, Inc.       Miller           Common        50,000      None         1,000           1,000            2
                            Industries,
                            Inc.

       C & L Towing         Miller           Common         1,000      $0.01         100             100             1
       Services, Inc.       Industries,
                            Inc.

       Casson Investment    Miller           Common        30,000      $0.10        9,725           9,725           11
       Corporation          Industries,
                            Inc.
/TABLE

         Name of Issuer        Pledgor/       Class of      Total       Par        Number         Number of     Certificate
                               Owner(s)        Stock       Number      Value      of Shares         Shares        No(s).
                                              Pledged     of Shares     Per       Issued and       Pledged
                                                         Authorized    Share     Outstanding
       --------------------------------------------------------------------------------------------------------------------
       Cedar Bluff 24       Miller           Common         1,000      $0.01         100             100             1
       Hour Towing, Inc.    Industries,
                            Inc.

       Century Holdings,    Miller           Common          100       None          100             100             2
       Inc.                 Industries,
                            Inc.
       Chevron, Inc.        Miller           Common         2,500      $100         1,746           1,746           24
                            Industries,
                            Inc.

       Competition          Miller           Common         1,000      $0.01         100             100             1
       Wheelift, Inc.       Industries,
                            Inc.
       Dick's Towing&       Miller           Common          500       None          500             500             5
       Road Service, Inc.   Industries,
                            Inc.

       E.B.T., Inc.         Miller           Common        50,000      $1.00       10,000           10,000           3
                            Industries,
                            Inc.
       Export               Miller           Common        15,000      None          100             100             2
       Enterprises, Inc.    Industries,
                            Inc.

       Georgia Export       Miller           Common        10,000      $0.01         100             100             3
       Enterprises, Inc.    Industries,
                            Inc.

       Golden West Towing   Miller           Common          120       None          120             120             2
       Equipment Inc.       Industries,
                            Inc.
       H&H Towing           Miller           Common         1,000      $0.01         100             100             1
       Enterprises, Inc.    Industries,
                            Inc.

       Hall's Towing        Miller           Common         1,000      $1.00         525             525             4
       Service, Inc.        Industries,
                            Inc.
       H.M.R.               Miller           Common         1,000      None           5               5              2
       Enterprises, Inc.    Industries,
                            Inc.

       Interstate Towing    Miller           Common         1,000      $0.01         100             100             1
       & Recovery, Inc.     Industries,
                            Inc.

       Jenkins Wrecker      Miller           Common         1,000      $1.00         500             500             3
       Service, Inc.        Industries,
                            Inc.
       Jennings             Miller           Common        100,000     $1.00         500             500             2
       Enterprises, Inc.    Industries,
                            Inc.

         Name of Issuer        Pledgor/       Class of      Total       Par        Number         Number of     Certificate
                               Owner(s)        Stock       Number      Value      of Shares         Shares        No(s).
                                              Pledged     of Shares     Per       Issued and       Pledged
                                                         Authorized    Share     Outstanding
       ---------------------------------------------------------------------------------------------------------------------
       Kauff's, Inc.        Miller           Common         1,000      $0.01         100             100             1
                            Industries,
                            Inc.

       King Automotive &    Miller           Common         1,000      $1.00         200             200             2
       Industrial           Industries,
       Equipment, Inc.      Inc.
       Lazer Tow            Miller           Common         1,000      $0.01         100             100             1
       Services, Inc.       Industries,
                            Inc.

       Lewis Wrecker        Miller           Common         1,000      None         1,000           1,000            2
       Service, Inc.        Industries,
                            Inc.
       Lincoln Towing       Miller           Common         1,000      $0.01         100             100             1
       Enterprises, Inc.    Industries,
                            Inc.

       Merl's Towing        Miller           Common         1,000      $0.01         100             100             1
       Service, Inc.        Industries,
                            Inc.
       Mid-America          Miller           Common         1,000      $0.01         100             100             1
       Wrecker &            Industries,
       Equipment Sales,     Inc.
       Inc. of Colorado

       Mike's Wrecker       Miller           Common          500       $0.01         360             360             5
       Service, Inc.        Industries,
                            Inc.

       Miller/Greeneville   Miller           Common         1,000      $0.01         100             100             1
       , Inc.               Industries,
                            Inc.
       Miller Industries    Miller           Common         1,000      $0.01         100             100             1
       Distributing, Inc.   Industries,
                            Inc.

       Miller Industries    Miller           Common         1,000      None          100             100             2
       International,       Industries,
       Inc.                 Inc.
       Moore's Service &    Miller           Common         1,000      $0.01         100             100             1
       Towing, Inc.         Industries,
                            Inc.

       Moore's Towing       Miller           Common         1,000      $0.01         100             100             1
       Service, Inc.        Industries,
                            Inc.

       Official Towing,     Miller           Common         1,000      $0.01         100             100             1
       Inc.                 Industries,
                            Inc.
       O'Hare Truck         Miller           Common         1,000      $0.01         100             100             1
       Service, Inc.        Industries,
                            Inc.

         Name of Issuer        Pledgor/       Class of      Total       Par        Number         Number of     Certificate
                               Owner(s)        Stock       Number      Value      of Shares         Shares        No(s).
                                              Pledged     of Shares     Per       Issued and       Pledged
                                                         Authorized    Share     Outstanding
       ---------------------------------------------------------------------------------------------------------------------
       Pete's A Towing,     Miller           Common         1,000      None         1,000           1,000            2
       Inc.                 Industries,
                            Inc.

       Pipes Enterprises,   Miller           Common          500       None          500             500             2
       Inc.                 Industries,
                            Inc.
       Purpose, Inc.        Miller           Common        30,000      $1.00         500             500             3
                            Industries,
                            Inc.

       RAR Enterprises,     Miller           Common          100       None          50               50             2
       Inc.                 Industries,
                            Inc.
       Randy's High         Miller           Common        50,000      None        10,000           10,000           2
       Country Towing,      Industries,
       Inc.                 Inc.

       Ray Harris, Inc.     Miller           Common        100,000     $1.00         100             100             2
                            Industries,
                            Inc.
       Road Butler, Inc.    Miller           Common         1,000      $0.01         100             100             1
                            Industries,
                            Inc.

       Road One, Inc.       Miller           Common         1,000      $0.01         100             100             1
                            Industries,
                            Inc.

       Road One Service,    Miller           Common         1,000      $0.01         100             100             1
       Inc.                 Industries,
                            Inc.
       Ronny Miller         Miller           Common         1,000      $1.00        1,000           1,000            2
       Wrecker Service      Industries,
       Inc.                 Inc.

       Sandy's Auto &       Miller           Common          250       None          10               10             3
       Truck Service,       Industries,
       Inc.                 Inc.
       Southern Wrecker     Miller           Common          100       None          50               50             2
       Center, Inc.         Industries,
                            Inc.

       Southern Wrecker     Miller           Common         1,000      $0.01         100             100             1
       Sales, Inc.          Industries,
                            Inc.

       Speed's              Miller           Common         1,000      None          438             438             4
       Automotive, Inc.     Industries,
                            Inc.
       Speed's Rentals,     Miller           Common          500       None          60               60             2
       Inc.                 Industries,
                            Inc.

         Name of Issuer        Pledgor/       Class of      Total       Par        Number         Number of     Certificate
                               Owner(s)        Stock       Number      Value      of Shares         Shares        No(s).
                                              Pledged     of Shares     Per       Issued and       Pledged
                                                         Authorized    Share     Outstanding
       -------------------------------------------------------------------------------------------------------------------
       Sroga's Automotive   Miller           Common         1,000      $0.01         100             100             1
       Services, Inc.       Industries,
                            Inc.

       Suburban Wrecker     Miller           Common         2,000      None          100             100             2
       Service, Inc.        Industries,
                            Inc.
       Ted's of Fayville,   Miller           Common         1,900      None         1,900           1,900            2
       Inc.                 Industries,
                            Inc.

       Texas Towing         Miller           Common         1,000      $0.01         100             100             1
       Corporation          Industries,
                            Inc.
       Thompson's Wrecker   Miller           Common         1,000      $0.01         100             100             1
       Service, Inc.        Industries,
                            Inc.

       Treasure Coast       Miller           Common         1,000      $0.01         100             100             1
       Towing, Inc.         Industries,
                            Inc.
       Vulcan               Miller           Common         1,000      $0.01         100             100             1
       International        Industries,
       (Delaware), Inc.     Inc.

       Walker Towing,       Miller           Common         2,500      None         2,500           2,500            2
       Inc.                 Industries,
                            Inc.

       Wes's Service        Miller           Common          100       None          100             100             3
       Incorporated         Industries,
                            Inc.
       Zebra Towing, Inc.   Miller           Common          100       None          100             100             2
                            Industries,
                            Inc.

                                EXHIBIT A


                    STOCK PLEDGE AGREEMENT SUPPLEMENT

     THIS STOCK PLEDGE AGREEMENT SUPPLEMENT (this " Supplement"), dated as of ______________, 199__ is made by and between MILLER INDUSTRIES, INC., a Tennessee corporation (the "Pledgor"), and NATIONSBANK OF TENNESSEE, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Agent (the "Agent") for each of the financial institutions (the "Lenders") now or hereafter party to the Credit Agreement dated as of January 30, 1998 among such Lenders, the Agent, Pledgor and Miller Industries Towing Equipment Inc. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Stock Pledge Agreement (as defined below).

     WHEREAS,  the Pledgor is a party to that certain Stock
Pledge Agreement dated as of January 30, 1998 by the Pledgor in favor of the Agent for the benefit of the Lenders (the "Stock
Pledge Agreement"); and

     WHEREAS, the Pledgor is required under the terms of the Credit Agreement and the Stock Pledge Agreement to cause certain shares of capital stock held by it and listed on Annex A to this Supplement (the "Additional Shares") to become subject to the Stock Pledge Agreement; and

     WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Agent and the Lenders was the obligation of the Pledgor to pledge to the Agent for the benefit of the Lenders the Additional Shares, whether then owned and not required to be subject to a pledge or subsequently acquired or created; and

     WHEREAS, the Agent and the Lenders have required the Pledgor to pledge to the Agent for the benefit of the Lenders all of the Additional Shares in accordance with the terms of the Credit Agreement and the Stock Pledge Agreement;

     NOW, THEREFORE, the Pledgor hereby agrees as follows with the Agent, for the benefit of the Lenders:

     1. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Collateral contained in the Stock Pledge Agreement and pledges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders a first priority lien and security interest in, the Additional Shares and all of the following:

          (a) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Additional Shares, other than cash dividends permitted to be retained by the Pledgor under SECTION 9 of the Pledge Agreement;

          (b)  all other property hereafter delivered to the

     Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Additional Shares; and

          (c)  all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms that, by its execution of this Supplement, the Additional Shares constitute "Pledged Stock" under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Stock contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Shares. A revised
SCHEDULE I to the Pledge Agreement reflecting the Additional Shares and all other Pledged Stock, together with stock certificates representing the Additional Shares with stock powers duly executed in blank by the Pledgor, have been delivered herewith to the Agent.

     IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.


                              MILLER INDUSTRIES, INC.

                              By:________________________________
                              Name:______________________________
                              Title:____________________________


Acknowledged and accepted:

NATIONSBANK OF TENNESSEE,
NATIONAL ASSOCIATION,
as Agent for the Lenders

By:________________________________
Name:______________________________
Title:_____________________________

                             ANNEX A

                        Additional Shares

 Name of Pledged             Class of Stock              Total Number of            Certificate Numbers
Subsidiary or Issuer         --------------              Shares Pledged             -------------------
--------------------                                    ---------------
